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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 26, 2000
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                              GOLDEN SKY DBS, INC.
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               (Exact Name of Registrant as Specified in Charter)




         Delaware               333-76413                  43-1839531
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    (State or Other             (Commission                 (IRS Employer
    Jurisdiction of             File Number)             Identification No.)
    Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                           -------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Change of Registrant's Certifying Accountant.

         On December 26, 2000 the Board of Directors of Golden Sky DBS, Inc. (the "Registrant") adopted resolutions dismissing its independent auditors, KPMG LLP, and approving the engagement of PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending December 31, 2000. The Registrant's decision to change accountants was based upon its desire to adopt the accounting firm of its parent corporation, Pegasus Communications Corporation, and not as a result of any disagreement between the Registrant and KPMG LLP.

     KPMG LLP has audited the Registrant's consolidated financial statements for the Registrant's two most recent fiscal years preceding its dismissal. Accordingly, KPMG LLP has prepared reports on the Registrant's consolidated financial statements for the years ended December 31, 1998 and December 31, 1999 (the "Reports"). KPMG LLP's Reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Registrant engaged PricewaterhouseCoopers LLP, the auditors of its parent corporation, Pegasus Communications Corporation, to complete reviews on its financial information as of and for the periods ended June 30, 2000 and September 30, 2000. KPMG LLP performed no procedures for periods subsequent to March 31, 2000 and has not been consulted on any matters since May 15, 2000. During the Registrant's two most recent fiscal years and any subsequent interim period through May 15, 2000, the Registrant did not have any disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in their Reports.

         The Registrant has provided KPMG LLP with a copy of the disclosures it is making in this Item 4 and has requested that KPMG LLP furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this Item 4 and, if not, stating the respects in which it does not agree. A copy of KMPG LLP's letter has been filed as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  16.1 Letter re change in certifying accountant.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     GOLDEN SKY DBS, INC.


January 3, 2001                                      By: /s/ Scott A. Blank
                                                         -----------------------
                                                         Scott A. Blank
                                                         Vice President



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                                  Exhibit Index
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Exhibit No.                Description
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16.1                       Letter re change in certifying accountant.